December 2014 Investor Presentation Exhibit 99.1

Statements in this presentation that relate to forecasts, estimates or other expectations regarding future events, including without limitation, statements regarding the pending transaction, technological advancements and the companies’ financial position, business strategy and plans and objectives of management for future operations, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When
used in this presentation, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the possibility that the transaction does not close when expected or at all because required shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of Dawson and TGC; the reaction of the companies’
customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the volatility of oil and natural gas prices; dependence upon energy industry spending; disruptions in the global economy; industry competition; reduced utilization; delays, reductions or cancellations of service contracts; high fixed costs of operations and high capital requirements; external factors affecting our crews such as weather interruptions and inability to obtain land access rights of way;
the type of contracts we enter into; crew productivity; limited number of customers; credit risk related to the companies’ customers; the availability of capital resources and operational disruptions. A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s
Form 10-K for the fiscal year ended September 30, 2013, and with respect to TGC, is set forth in TGC’s Form
10-K for the fiscal year ended December 31, 2013. Dawson and TGC disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Nasdaq: DWSN 2

Important Information For Investors and Shareholders
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transactions contemplated by the merger agreement, including, with the respect to Dawson, the proposed merger and, with respect to TGC, the proposed issuance of TGC common stock in the merger and an amendment to
TGC’s certificate of formation, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration.
On November 6, 2014, TGC filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that included a joint proxy statement of Dawson and TGC that also constitutes a prospectus of TGC. After the registration statement has been declared effective and subject to the terms of the merger agreement, Dawson and TGC will mail the joint proxy statement/prospectus to their respective shareholders. Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE
JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY
AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
THE PROPOSED TRANSACTION. Investors and shareholders may currently obtain free copies of the joint proxy statement/prospectus filed on November 6, 2014 and will be able to obtain free copies of any amendments to the joint proxy statement/prospectus and other documents containing important information about Dawson and TGC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the "Investor Relations" section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-
1099 or c/o Dennard-Lascar Associates at (713) 529-6600 to receive copies of documents that each company files with or furnishes to the SEC.
Participants in the Merger Solicitation
Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on December 18, 2013, as well as subsequent periodic reports filed with the SEC. Information about the directors and officers of TGC is set forth in the joint proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Nasdaq: DWSN 3

DAWSON
Dawson Geophysical Company

OPERATIONS OVERVIEW

In business 62 years (founded 1952)
Acquire and process seismic data
for the accounts of our clients
A leading provider of U.S. onshore
seismic data acquisition services
(2-D and 3-D)
Canadian-based operations
10 crews operating 178,500 channels
Diversified mix of oil and liquids-rich projects
Primarily turnkey contracts
Nasdaq: DWSN 5
Denver
Midland
Houston
Pittsburgh
Oklahoma City
Calgary

62-year history enables Dawson Geophysical to navigate the
cyclical nature of the business
Investments in technology and equipment upgrades generate
improved efficiencies
Robust equipment base drives opportunities for growth and leads to improved contract terms
Geographic diversity fosters opportunities in multiple basins
Expertise in proprietary seismic solutions
Fiscally conservative management team
Nasdaq: DWSN 6

Demand for Dawson Geophysical services remains steady despite project readiness issues
Company deployed eight to twelve data acquisition crews in fiscal 2014
Order book sufficient to sustain deployment of nine to ten data acquisition crews into calendar year 2015
Balance sheet strength remains strong with approximately $73,777,000 of working capital and approximately $11,685,000 of debt
Declared quarterly dividend of $0.08 per share in December 2014
2015 Capex anticipated to be at maintenance levels
Announced early termination of HSR waiting period and filing of joint proxy statements/prospectus of Dawson Geophysical and TGC Industries
Nasdaq: DWSN 7

E&P company emphasis on exploration & developmental activities
Seismic sector entering a new phase of growth with an increasing portfolio of both exploration and developmental services
Continued emphasis on oil and liquids-rich projects with increasing growth opportunities in the natural gas
Oil drives demand and creates opportunities for growth
Permian, Delaware, Mississippi Lime activity creates new avenues of growth
Demand for high-resolution images
Increased channel count
Enhances subsurface resolution
Complex geological structures
Helps reduce dry-hole risk and optimize production
Advancements in technology
Increased utilization of cableless recording equipment
Nasdaq: DWSN 8

Nasdaq: DWSN 9
Seismic data acquisition and processing is needed at all
stages of the exploration and production process
Map It
Lease It
Drill It
CONVENTIONAL
PROSPECTING
Objective
Shoot It
IDENTIFY GEO-HAZARD
Objective
Lease It
Map It
Drill It
Map It
Drill It
Repeat
MAXIMIZE PRODUCTION
Objective
Shoot It
Shoot It
Exploration Evaluation
Exploitation

Data Acquisition Design Permit Survey Field Operations Maintenance Support Functions Data Processing Midland, Houston, Oklahoma City In-field Services Nasdaq: DWSN 10

Areas of Operation

Bakken
Niobrara
Marcellus
Mississippian Lime
Permian
Barnett
Avalon
Eagle Ford

Nasdaq: DWSN 11 10 Data Acquisition Crews Currently Spread Across Every Major Basin in the Continental United States

Nasdaq: DWSN 12
150,000
155,000
160,000
165,000
170,000
175,000
180,000
185,000
2011 2012 2013 2014
145
150
155
160
165
170
175
2011 2012 2013 2014
Channel Count Growth
Energy Source Units
Operating 10 Crews
3 ARAM ARIES Systems
6 GSR Systems
2,500 channels Wireless System RT2000
56,000 channels of GSR multi-channel
boxes with 3-C geophones
48,000 single-channel GSR Units
9,000 three-component Geospace GSX3
Units
Recording Channels
178,500
Vibrator Energy Source Units
149 energy source units
8 Envirovibe units
Data Processing Services
Houston
Oklahoma City
Midland

Fiscal 2014 Financial Results

Dawson Geophysical Company

Reported revenues of $261,683,000 compared to $305,299,000
for the prior fiscal year
EBITDA* for fiscal 2014 was $22,730,000 compared to
$57,262,000 in fiscal 2013
Capital expenditures for fiscal 2014 were $34,073,000 compared to $50,069,000 in fiscal 2013
Balance sheet remains strong with $49,753,000 of cash and
short-term investments, $73,777,000 of working capital and
$11,685,000 of debt at September 30, 2014
On November 10, 2014 the Company's Board of Directors
approved the payment on December 8, 2014 of an $0.08 per
share quarterly cash dividend
*For a definition of EBITDA and a reconciliation of EBITDA to our net income (loss), see Appendix A on Slides 24 and 25.
Nasdaq: DWSN 13

History of conservative
financial management
in a cyclical industry
Low debt
Well-positioned to respond
to future client demand
$20 million undrawn
revolving line of credit
available
Nasdaq: DWSN
Balance Sheet Data
($ in thousands)
At 09/30/14
Working Capital $73,777
Net Property, Plant
and Equipment
$164,494
Total Assets $262,639
Debt $11,685
Stockholders’
Equity
$199,530
14

DAWSON®

Dawson Geophysical Company

Strategic Business Combination

Combined Company to Retain the Dawson Geophysical
Name and Trading Symbol: DWSN
Current Dawson and TGC Shareholders will own approximately
66% and 34% of the combined company respectively
Continue Dawson and  Eagle Canada as operating entities
Structured as a stock-for-stock transaction that qualifies as a
“reorganization” for tax purposes
Closing is anticipated during the first calendar quarter of 2015
Requires 2/3 shareholder approval from both TGC and Dawson
shareholders
Board of Directors – 5 previous Dawson Board members and 3
previous TGC Board members
Nasdaq: DWSN
16

Terms of the Transaction

Dawson Geophysical Company

Structured as a stock-for-stock transaction
Dawson will merge into a wholly-owned subsidiary of TGC and Dawson shareholders will receive shares of TGC common stock
TGC will effect a 1-for-3 reverse stock split, which will reduce the number of outstanding TGC common shares from approximately 22 million to 7.3 million shares for transactional and charter purposes
Dawson shareholders will receive 1.76 shares of TGC split-effected stock for every one share of Dawson stock
TGC will issue approximately 14.2 million of split-effected shares in exchange for the approximately 8.1 million shares of Dawson stock outstanding
Nasdaq: DWSN
17

Expanded geographical presence
Positioned to better serve clients through regional deployments
Strengthened balance sheet
Enhances operational and financial flexibility
Enables company to respond more quickly to client needs & market conditions
Compatible equipment bases
Increases operational efficiencies and logistics
Improves utilization rates and lowers costs
Improved processes drives efficiencies
Leads to lower expenses and increased revenue
Reduce dependence on third party providers
Expanded client base and order book
Relieves pressure on utilization rates
Nasdaq: DWSN  18

Nasdaq: DWSN  19
Executive Management Team
Dawson to Designate Four Additional Board Members
TGC to Designate Two Additional Board Members
Stephen C. Jumper – Chairman of the Board, President and Chief Executive Officer
Wayne Whitener – Vice-Chairman and Officer
Craig W. Cooper – Retired Geophysicist
Gary M. Hoover, Ph.D – Retired Geophysicist
Ted R. North – Certified Public Account
Mark A. Vander Ploeg – Retired Investment Banker
William J. Barrett – President of W.J. Barrett Associates, Inc.
Allen T. McInnes, Ph.D – Emeritus Dean, Texas Tech University

Experienced management team and companies with more than
100 years combined existence
Expanded equipment base and improved logistics designed to
increase utilization and lower costs
Combined client base and order book to relieve pressure on
utilization rates
Increased level of internal support services designed to reduce outsourcing
Expanded channel count to shorten cycle times and provide
higher resolution images
Nasdaq: DWSN  20

Full-service provider of data acquisition and data processing services
First-Class Health, Safety & Environmental program
Continued commitment to superior land survey and
permitting services, improved IT support, expanded repair
capabilities, trucking services, data processing, research and development and dynamite energy source drilling services
Top rated platform of shared resources -- people, equipment
and services -- that flows through to our clients, shareholders and employees
Nasdaq: DWSN  21
Staying the Course

Current Stock Price: $15.57
(November 20, 2014)
52-Week Range: $15.25 - $34.90
Market Cap: $123.63 Million
3-Month Avg. Daily Volume: 70,471
Shares Outstanding: 7.96 Million
Institutional Ownership: 80%
Fiscal Year-end: September 30
Publicly-traded since 1981
Nasdaq: DWSN 22

DAWSON®

Dawson Geophysical Company

SEISMIC LEADERSHIP

A leading U.S. land seismic data acquisition company from coast-to-coast.

Nasdaq: DWSN 24
Use of EBITDA (Non-GAAP measure)
depreciation and amortization expense. Our management uses EBITDA as a supplemental financial measure to assess:
the term EBITDA is not defined under generally accepted accounting principles (“GAAP”), and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with
GAAP. When assessing our operating performance or liquidity, investors and others should not consider this data in isolation or as a substitute for net income (loss), cash flow from operating activities or other cash flow data calculated in accordance with GAAP. In addition, our EBITDA may not be comparable to
EBITDA or similarly titled measures utilized by other companies since such other companies may not calculate EBITDA in the same manner as us. Further, the results presented by EBITDA cannot be achieved without incurring the costs that the measure excludes: interest, taxes, depreciation and amortization.
the financial performance of our assets without regard to financing methods, capital structures, taxes or historical cost basis;
our liquidity and operating performance over time in relation to other companies that own similar assets and that we believe calculate EBITDA in a similar manner; and
the ability of our assets to generate cash sufficient for us to pay potential interest costs.
We also understand that such data are used by investors to assess our performance. However,
We define EBITDA as net income (loss) plus interest expense, interest income, income taxes,
•
•
•

Appendix A – EBITDA Reconciliation

DAWSON
Dawson Geophysical Company

Nasdaq: DWSN 25
Twelve Months Ended
September 30,
2014 2013
(in thousands)
Net income (loss) $ (12,620) 10,480
Depreciation 40,168 37,095
Interest expense (income), net 462 597
Income tax (benefit) expense (5,280) 9,090
EBITDA $ 22,730 $ 57,262
$

26 NASDAQ: DWSN Nasdaq: DWSN